                                                                  EXHIBIT 10.8













                           ADOPTION AGREEMENT FOR
                           ----------------------

                           STATE STREET SOLUTIONS
                           ----------------------

                     PROTOTYPE DEFINED CONTRIBUTION PLAN
                     -----------------------------------

                     (Profit Sharing - Nonstandardized)

                                    (001)

                           ADOPTION AGREEMENT FOR
                           ----------------------
                           STATE STREET SOLUTIONS
                           ----------------------
                     PROTOTYPE DEFINED CONTRIBUTION PLAN
                     -----------------------------------
                     (Profit Sharing - Nonstandardized)

ADOPTION OF PLAN
----------------

[ ]     ADOPTION - With the consent of State Street Bank and Trust Company (the
"sponsor"), the undersigned
(the "employer") hereby adopts as a profit sharing plan for its employees the form of plan known as State Street Solutions Prototype Defined Contribution Plan, and hereby agrees to become a party to the Trust Agreement under State Street Solutions Prototype Defined Contribution Trust (the "trust"), which forms a part of the plan.

[ ]     AMENDMENT OF STATE STREET SOLUTIONS PROTOTYPE DEFINED CONTRIBUTION PLAN
                                (the "employer") previously has adopted a
profit sharing plan in the form of State Street Solutions Prototype Defined Contribution Plan and the execution of this adoption agreement constitutes an amendment of that plan.

[X]    RESTATEMENT OF OTHER PROFIT SHARING PLAN - With the consent of State
Street Bank and Trust Company (the "sponsor"), the undersigned THE TIMBERLAND COMPANY (the "employer") hereby adopts as a profit sharing plan for its employees the form of plan known as State Street Solutions Prototype Defined Contribution Plan, and hereby agrees to become a party to the Trust Agreement under State Street Solutions Prototype Defined Contribution Trust (the "trust"), which forms a part of the plan.

NAME OF PLAN. The name of this plan as adopted by the employer is the TIMBERLAND RETIREMENT EARNINGS 401(K) (the "plan").

With respect to the variable features contained in the plan, the employer hereby makes the following selections granted under the provisions of the plan:

GENERAL INFORMATION (Sections 1 and 2 of the plan)
-------------------

1.   ADOPTING ENTITY.  The employer adopts the plan as:  (subsection 1.2)
     ----------------

     [ ]    (a)     a single employer plan.

     [X]    (b)     a plan of a controlled group of corporations or
                    trades or businesses under common control.

     [ ]    (c)     a plan of an affiliated service group.

       Item (a) should be selected if the plan is being adopted by the employer only. If the plan is adopted by one or more related employers in addition to the employer, item (b) or (c) should be selected and the related employers adopting the plan should be specified below:


       -----------------------------------

       -----------------------------------

       -----------------------------------


       The adopting employers and the employer are referred to herein collectively as the "employer."


 2.    EMPLOYER'S ADDRESS.  The employer's principal business address is:
       ------------------

                  THE TIMBERLAND COMPANY
                  ----------------------

                  200 DOMAIN DRIVE
                  ----------------------

                   STRATHAM, NH. 03885
                  ----------------------
                  (subsection 1.4)


 3. EMPLOYER'S NAME AND ID NUMBER. The employer's name and employer identification number that will be used for filing annual return/reports is:

       THE TIMBERLAND COMPANY / 02-0132554
       -------------------------------------------------------------------------


 4. EFFECTIVE DATE. The "effective date" of the initial adoption of this plan or this plan amendment is OCTOBER 1, 1995 (subsection 2.6).
       If this is an amendment and restatement of a prior profit sharing plan, the initial effective date of the prior plan was FEBRUARY 1, 1991.

 5. EMPLOYER'S FISCAL YEAR. The last month and day of the employer's fiscal year is DECEMBER 31 (subsection 2.11).



 6.    PLAN YEAR.  The "plan year" of the plan shall be (subsection 2.21):

       [X]    (a)     A calendar year.

        [ ]      (b)     The fiscal year of the employer.

        [ ]      (c)     The fiscal year ending                [specify month
                         and day].

        [ ]      (d)     A short plan year beginning               , 19     and
                         ending                 , 19     ; and thereafter the
                         plan year shall be as indicated in (a), (b) or (c) above.


7.      PLAN ADMINISTRATOR. The plan administrator(subsection 1.3)
        of the plan is   THE TIMBERLAND COMPANY   (fill in the name(s) of the
        individuals or entity that is responsible for administration of the plan) and such other persons or entity as the employer shall appoint from time to time. The employer will notify the trustee of any change in the administrator.

COMPENSATION
------------

8. EXCLUSIONS FROM COMPENSATION. For purposes of subsection 2.3 of the plan, the definition of compensation:

        (a)      [X]     shall include

                 [ ]     shall not include
                               ---

                 all employer contributions made pursuant to a compensation deferral (or reduction) election which are not includible in the gross income of the employee under Sections
                 125, 402(e)(3), 402(h), 457(b), 403(b) or 414(h)(2)
                 of the Code; and

        (b)      [X]     shall

                 [ ]     shall not

                 exclude the following items from the compensation of an employee:

                 BONUSES, OVERTIME PAY, INCENTIVE COMPENSATION, OR ANY OTHER EXTRA RENUMERATION NOT CONSTITUTING DIRECT COMPENSATION FOR SERVICES.

        [If you exclude items from compensation under (b) above, the plan will be required to demonstrate that the resulting definition of compensation is non-discriminatory.]

            ELIGIBILITY TO PARTICIPATE
            --------------------------

             9.    ENTRY DATE. The entry date (subsection 2.9) is: [Select one]

                   [ ]      (a)     The first day of each month.

                   [X]      (b)     The first day of each plan year quarter.

                   [ ]      (c)     The first day of each plan year and the
                                    first day of the seventh month of each
                                    plan year.

                   [ ]      (d)     The last day of the sixth month of each
                                    plan year and the last day of each plan
                                    year.

                   [ ]      (e)     The first day of each plan year.  [If you
                                    select this option, the age requirement
                                    in item 10(a) may not exceed 20-1/2 years and the service requirement in item
                                    10(b) may not exceed 1/2 year.]

                   [ ]      (f)     The date that the employee satisfies the
                                    plan's eligibility requirements.



            10. ELIGIBILITY REQUIREMENTS. Subject to the provisions of subsection 3.1 of the plan, each employee of the employer will be eligible to participate in the plan if the employee satisfies all of the following eligibility requirements:

                   (a) MINIMUM AGE. The employee has attained at least age 18 years (specify 21 or less - or specify that "no" age requirement shall apply). (subparagraph 3.1(a))

                   (b) MINIMUM SERVICE. The employee has completed at least .5 year(s) of service (specify 2 or less). If you permit compensation deferral contributions, the employee will be eligible to participate in the compensation deferral (and matching contribution, if any) arrangement under this plan if the employee completes at least .5 year of service (specify 1 or less). (subparagraph 3.1(b))

                   (c) ELIGIBLE CLASSES. The employee belongs to at least one of the groups or classes of employees specified below (subparagraph 3.1(c)):

                  [ ]     All employees.

                  [ ] All employees who are not included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargain-ing agreement between employee representatives and one or more employers, if there is evidence that retirement benefits were the subject of good faith bargaining between the employer and such employee representatives, and participation in the plan has not been extended to such unit of employees.

                  [X] Salary based employees who regularly work in the United States.

                  [X]     Hourly employees of The Timberland Company.

                  [ ]     Commissioned salesmen

                  [ ]     Other (specify)
                                             .



         [If you select any of the last four choices in item (c) above, the plan must satisfy on a continuing basis the non-discrimination test of
         Section 401(a)(4), the participation test of Section 401(a)(26) and the coverage test of Section 410(b) of the Internal Revenue Code. These participation and coverage tests will automatically be satisfied if you select only the first or second choice in (c) above.]


YEAR OF SERVICE
---------------

11. ELIGIBILITY SERVICE. A "year of service" (subsection 2.28) for purposes of determining eligibility to participate in the plan shall be computed in accordance with: [Select one]

       [ ]   (a)     Hours of service completed in a year, in accordance with
                     subparagraph 2.28(a) of the plan.

       [X]   (b)     Elapsed time, in accordance with subparagraph 2.28(b) of
                     the plan.



12. VESTING SERVICE. A "year of service" (subsection 2.28) for purposes of determining vesting under the plan shall be computed in accordance with: [Select one]

[ ]     (a)      Hours of service completed in a plan year, in accordance with subparagraph 2.28(a)
               of the plan.

[X]    (b)     Elapsed time, in accordance with subparagraph 2.28(b) of the plan.
       This item must be completed even though the number "0" has been specified in item 10(b).

13. HOURS OF SERVICE. [Do not complete item 13 if you selected both 11(b) and 12(b) above]. If item 11(a) or 12(a) has been specified, an employee shall be credited with hours of service (subsection 2.13), as follows: [Select one]

       [ ]    (a)     Actual hours of service for which an employee is paid or
                      entitled to payment.

       [ ]    (b)     10 hours of service for each day or portion of a day.

       [ ]    (c)     45 hours of service for each week or portion of a week.

       [ ]    (d)     190 hours of service for each month or portion of a month.



       COMPENSATION DEFERRAL CONTRIBUTIONS
       -----------------------------------


14. COMPENSATION DEFERRAL CONTRIBUTIONS PERMITTED. Compensation deferral contributions by participants under subsection 4.1 of the plan are permitted.

       [X]  (a)   Yes.  A participant's compensation deferral contribution
                  election:  [Select one]

            [ ]  (i)   shall

            [X]  (ii)  shall not apply to cash bonuses.

       [ ]  (b)   No.


15. COMPENSATION DEFERRAL CONTRIBUTION LIMITS. Between 2% and 16% of a participant's compensation (specify minimum and maximum whole percentages) may be deferred by a participant and contributed to the plan as compensation deferral contributions in accordance with subsections 4.1 and 6.2 of the plan. Compensation deferral contributions withheld from participants' compensation are deemed to be made by the employer. Compensation deferral contributions may not exceed the dollar limit in effect under Section 402(g) of the Internal Revenue Code for any taxable year, and excess deferrals under Section 402(g) must be remedied as a matter of plan qualification. The plan contains limitations on the percentage of compensation that "highly compensated employees" may elect to defer as compared to all other participants (subsection 4.5). The plan also contains a limitation ($9,240 for 1995, and indexed to the cost-of-living) on the compensation deferral contributions made by any participant for any calendar year (subsection 4.4). You may wish to take these limitations into consideration when selecting the maximum and minimum percentages above. Under no circumstances may a salary reduction agreement or other deferral mechanism be adopted retroactively.

16. COMPENSATION DEFERRAL CONTRIBUTION CHANGES. A participant may elect to change the rate of his compensation deferral contributions under subsection 4.3 of the plan as of the first payroll period beginning on or after: [Select one]

        [ ]      (a)     The first day of any plan year.

        [ ]      (b)     The first day of any plan year and the first day of
                         the seventh month of any plan year.

        [X]      (c)     The first day of any plan year quarter.

        [ ]      (d)     The first day of any month.

VOLUNTARY PARTICIPANT CONTRIBUTIONS
-----------------------------------

17. VOLUNTARY CONTRIBUTIONS PERMITTED. If the employer has specified that participants may make compensation deferral contributions under the plan, participants also may elect to make voluntary contributions under subsection 5.1 of the plan. Note: If you maintain another qualified retirement plan that permits voluntary participant contributions, you must check "No".

        [ ]      (a)  Yes.  A participant's voluntary contribution election:
                      [Select one]

                 [ ]     (i)   shall

                 [ ]     (ii)  shall not apply to cash bonuses.

        [X]      (b)     No.

18. VOLUNTARY CONTRIBUTION LIMITS. If the employer has specified in item 17 above that participants may elect to make voluntary contributions, such contributions may be between one and percent of their compensation (specify a whole number, up to 10 percent).

        The plan contains limitations on the percentage of compensation that "highly compensated employees" may elect to contribute (when added together with any employer matching contributions allocated to such participants), as compared to all participants (subsection 4.6). You may wish to take these limitations into account when setting the maximum percentage in this item 18, unless you have prohibited highly compensated employees from making contributions by item 29 below.


19. VOLUNTARY CONTRIBUTION CHANGES. If the employer has specified in item 17 above that participants may elect to make voluntary contributions, a participant may elect to change the rate of his voluntary contributions under subsection 5.3 of the plan as of the first payroll period beginning on or after: [select one]

        [ ]      (a)     The first day of any plan year.

        [ ]      (b)     The first day of any plan year and the first day of
                         the seventh month of any plan year.

        [ ]      (c)     The first day of any plan year quarter.

        [ ]      (d)     The first day of any month.



MATCHING CONTRIBUTIONS
----------------------

20. EMPLOYER MATCHING CONTRIBUTIONS PERMITTED. In addition to the compensation deferral contributions under subsection 6.2 of the plan, the employer will make a matching contribution on behalf of each participant under subsection 6.3 of the plan.

        [X]    Yes.

        [ ]    No.



21. AMOUNT OF MATCHING CONTRIBUTION. If the employer has specified that it will make employer matching contributions on behalf of participants, such matching contributions will be in an amount determined as follows: [Select one]

        [X]    (a)     50% of the compensation deferral contributions made by
                       each participant.

        [ ]    (b)     At a percentage of the compensation deferral
                       contributions to be determined solely in the discretion of the employer in a nondiscriminatory manner.

        [If (a) or (b) above is selected, the employer will not match compensation deferral contributions in excess of $___________ or 4% of each participant's compensation --
         specify either a dollar amount or a whole percentage which is between 1% and the highest percentage specified in item 15.]

         [ ]   (c)     $________ for each participant who made compensation
                       deferral contributions of at least ____% of compensation.

         [ ]   (d)     ____% of the compensation of each participant who
                       made compensation deferral contributions of at least
                       ____% of compensation.

         [ ]   (e)     In an amount to be determined solely in the discretion
                       of the employer in a nondiscriminatory manner, to be allocated to those participants who made compensation deferral contributions of at least ____% of compensation, pro rata, according to the compensation paid to them by the employer.

         [ ]   (f)     ____% of that portion of the compensation deferral
                       contributions made by each participant which does not exceed ____% of the participant's compensation; plus
                       ____% of that portion, if any, of the compensation deferral contributions made by each participant which exceeds ____% of the participant's compensation but does not exceed ____% of the participant's compensation; plus
                       ____% of that portion, if any, of the compensation deferral contributions made by each participant which exceeds ____% of the participant's compensation but does not exceed ____% of the participant's compensation.

         Subsection 4.6 of the plan contains limitations on the percentage of compensation which a highly compensated participant can have credited to his account through employer matching contributions; and
         Section 17 of the plan contains limitations on the total amount which may be credited to a participant's account for any year.

22. COMPENSATION IN INITIAL YEAR OF PARTICIPATION. A participant's compensation which is used in the allocation of employer matching contributions under item 21(d) or (e) shall: [Select one]

         [ ]   (a)  exclude compensation before becoming a participant.

         [ ]   (b)  exclude compensation before meeting the plan's eligibility requirements.

         [ ]   (c)  include compensation in the first plan year of
                    participation.

23. EMPLOYEES ELIGIBLE TO RECEIVE MATCHING CONTRIBUTION. Employer matching contributions made for each plan year shall be allocated and credited to the employer matching contribution accounts of the following participants: [Select one]

        [ ]    (a)  Participants who were employed by the employer during that plan year, other than participants who resigned or were dismissed prior to completing ____ (not more than 1,000) hours of service during that plan year.

        [X]    (b)  Participants who were employed by the employer during that plan year.

        [ ]    (c)  Participants who were employed by the employer on the last day of that plan year.

        [ ]    (d)  Participants who both were employed by the employer on the last day of that plan year and had completed at least ____
                    (not more than 1,000) hours of service during that plan year.

        [Selection of more than 501 hours in item 23(a) or selection of item 23(c) or 23(d) could result in discrimination in operation and plan disqualification.]

24. QUALIFIED MATCHING CONTRIBUTIONS. Employer matching contributions made under item 20 may constitute "qualified matching contributions" or the employer may make additional matching contributions which constitute "qualified matching contributions" that are fully vested and subject to distribution restrictions.

        [ ]    (a)     Yes.  The portion of the employer matching
                       contributions which constitutes
                       qualified matching contributions shall be:

               [ ]     (i)    All matching contributions.

               [ ]     (ii)   Only the portion of the matching contributions
                              required to satisfy the ADP test under
                              subsection 4.5 of the plan.

                       Qualified matching contributions shall be allocated to:

               [ ]     (iii)  All participants.

               [ ]     (iv)   All participants who are not highly compensated
                              employees.

        [ ]    (b)     No.


EMPLOYER CONTRIBUTIONS
----------------------

25. ALLOCATION FORMULA. Employer contributions shall be allocated to participants' accounts as follows:

        [ ]      (a)     COMPENSATION FORMULA:  According to participants'
                         compensation as provided in subparagraph 8.7(a) of the plan.

        [ ]      (b)     PERMITTED DISPARITY FORMULA:  According to a formula
                         which emphasizes compensation in excess of the taxable wage base, as provided in subparagraph 8.7(b) of the plan. The integration level shall be:

                 [ ]     (i)   $          (a dollar amount less than the
                               taxable wage base).

                 [ ]     (ii)     % (up to 100%) of the taxable wage base in
                               effect for the calendar year in which the plan year begins.

        If the employer has adopted this plan as a paired plan with State Street Solutions Prototype Defined Contribution Plan (Money Purchase - Nonstandardized), only one of the plans may provide for permitted disparity under item (b) above.



26. COMPENSATION IN INITIAL YEAR OF PARTICIPATION. A participant's compensation which is used in the allocation of employer contributions shall: [Select one]

        [ ]      (a)     exclude compensation before becoming a participant.

        [ ]      (b)     exclude compensation before meeting the plan's
                         eligibility requirements.

        [ ]      (c)     include all compensation in the first plan year of
                         participation.


27. EMPLOYEES ELIGIBLE TO RECEIVE EMPLOYER CONTRIBUTION. Employer contributions made for each plan year (and forfeitures, if applicable) shall be allocated and credited to the employer contribution accounts of the following participants: [Select one]

        [ ]      (a)     Participants who were employed by the employer during
                         that plan year, other than participants who resigned or were dismissed prior to completing
                         (not more than 1,000) hours of service during that plan year.

        [ ]      (b)     Participants who were employed by the employer during
                         that plan year.

        [ ]      (c)     Participants who were employed by the employer on the
                         last day of that plan year.

        [ ]      (d)     Participants who both were employed by the employer
                         on the last day of that plan year and had completed at
                         least                (not more than 1,000)
                         hours of service during that plan year.

        [Selection of more than 501 hours in item 27(a) or selection of item 27(c) or 27(d) could result in discrimination in operation and plan disqualification.]

28. QUALIFIED NONELECTIVE CONTRIBUTIONS. Employer contributions made under subparagraph 6.1(b) of the plan may constitute "qualified nonelective contributions" or the employer may make additional contributions which constitute "qualified nonelective contributions that are fully vested and subject to distribution restrictions.

        [X]    (a)     Yes.  The portion of the employer contributions which
                       constitutes qualified nonelective contributions shall be:

               [ ]     (i)   All employer contributions.

               [ ]     (ii)  Only the portion of the employer contributions
                             required to satisfy the ADP test under subsection
                             4.5 of the plan and the ACP test under
                             subsection 4.6 of the plan.

               Qualified nonelective contributions shall be allocated to:

               [ ]     (iii) All participants.

               [X]     (iv)  All participants who are not highly compensated
                             employees.

        [ ]    (b)     No.

HIGHLY COMPENSATED EMPLOYEES
----------------------------

29.     CONTRIBUTIONS BY HIGHLY COMPENSATED EMPLOYEES PROHIBITED
        --------------------------------------------------------

        [ ]      (a)     COMPENSATION DEFERRAL CONTRIBUTIONS.  Participants
                         who are deemed to be "highly   compensated employees"
                         under subsection 2.12 of the plan (including certain family members) shall not be permitted to make compensation deferral contributions under the plan
                         (subsection 4.7).

        [ ]      (b)     VOLUNTARY CONTRIBUTIONS.  Participants who are deemed
                         to be "highly compensated employees" under subsection 2.12 of the plan (including certain family members) shall not be permitted to make voluntary contributions under the plan (subsection 4.7).

ACCOUNTING
----------

30. REGULAR ACCOUNTING DATE. A "regular accounting date" (under subsection 8.2) for purposes of the plan shall mean: [Select one]

        [X]      (a)     The last day of each plan year quarter.

        [ ]      (b)     The last day of the six month of each plan year and
                         the last day of each plan year.

        [ ]      (c)     The last day of each plan year.



31. APPLICATION OF FORFEITURES. Forfeitures arising during a plan year (except forfeitures arising under subsection 4.6) under subsection
        10.2 of the plan shall be applied as follows:

        [ ]      (a)     Forfeitures shall be allocated to participants, in
                         accordance with subparagraph 8.8(a), or

        [X]      (b)     Forfeitures shall be applied to reduce employer
                         matching contributions, if any, and then employer contributions required under the plan, in accordance with subparagraph 8.8(b) of the plan.

PLAN INVESTMENTS
----------------

32.    Investment Options.
       ------------------

        [ ]      (a)     Investment options shall not be offered.

        [X]      (b)     INVESTMENT OPTIONS - ALL ACCOUNTS.  Participants
                         shall direct the investment of their account balances under the plan among the various investment options established by agreement between the employer and the trustee.

        [ ]      (c)     INVESTMENT OPTIONS - SPECIFIED ACCOUNTS ONLY.
                         Participants shall direct the investment of the following accounts under the plan among the various investment options established by agreement between the employer and the trustee (select one or more):

                 [ ]     (i) Compensation deferral contribution account.

                 [ ]     (ii)        Voluntary contribution account.

                 [ ]     (iii)       Rollover account.

                 [ ]     (iv)        Matching contribution account.

                 [ ]     (v)         Employer contribution account.

                 The administrator shall direct the investment among the investment options of the remaining accounts under the plan.


33. INVESTMENT INCREMENTS. If the employer has specified that participants may direct the investment of their accounts under item 32(b) or (c) above, such directions must be in increments of:
        [Select one]

        [ ]      (a)     10% and multiples thereof.

        [X]      (b)     1% (specify a whole number).



VESTING AND DISTRIBUTION OF BENEFITS
------------------------------------

34. VESTING OF EMPLOYER CONTRIBUTIONS. A participant's vested percentage (subsection 10.2) in employer contributions will be determined under the vesting period selected below: [Select one]


        [ ]      (a)     100% vested at all times (this box must be checked if
                         the number "2" has been specified in item 10(b) or if you elected to treat all employer contributions as "qualified nonelective contributions" in item
                         28(a)(i) above for purposes of the anti-discrimination tests described in subsections 4.5 and 4.6 of the plan).


        [ ]      (b)     Years of Service          Vested Percentage
                         ----------------          -----------------

                         Less than 1 year                  %
                         1 year but less than 2            %
                         2 years but less than 3           %

                         3 years but less than 4           % (20% or more)
                         4 years but less than 5           % (40% or more)
                         5 years but less than 6           % (60% or more)
                         6 years but less than 7           % (80% or more)
                         7 or more years               100%

        [ ]      (c)     Years of Service          Vested Percentage
                         ----------------          -----------------

                         Less than 1 year                  %
                         2 years but less than 3           %
                         3 years but less than 4           %
                         4 years but less than 5           %
                         5 or more year            100%


        If the plan becomes top-heavy (as defined in subsection 19.2 of the plan), the vesting period must meet the requirements of subsection 19.5 of the plan.



35. VESTING OF MATCHING CONTRIBUTIONS. If employer matching contributions may be made under item 20, a participant's vested percentage in employer matching contributions will be determined under the vesting period selected below: [Select one if applicable]

        [ ]      (a)     100% vested at all times (this box must be checked if
                         the number "2" has been specified in item 10(b) or if you elected to treat all employer matching contributions as "qualified matching contributions" in item 24(a)(i) above for purposes of the
                         anti-discrimination test described in subsection 4.5 of the plan).

        [X]      (b)     Years of Service          Vested Percentage
                         ----------------          -----------------
                         Less than 1 year               0        %
                         1 year but less than 2         25       %
                         2 years but less than 3        50       %
                         3 years but less than 4        75       % (20% or more)
                         4 years but less than 5        100      % (40% or more)
                         5 years but less than 6        100      % (60% or more)
                         6 years but less than 7        100      % (80% or more)
                         7 or more years            100%

        [ ]      (c)     Years of Service          Vested Percentage
                         ----------------          -----------------
                         Less than 1 year                                   %
                         1 year but less than 2                             %
                         2 years but less than 3                            %
                         3 years but less than 4                            %
                         4 years but less than 5                            %
                         5 or more years           100%

36. SERVICE BEFORE PLAN'S ESTABLISHMENT EXCLUDED. Years of service earned prior to establishment of the plan shall be disregarded for purposes of determining vesting under the plan:

        [ ]      Yes.

        [X]      No.


37. SERVICE BEFORE AGE 18 EXCLUDED. Years of service earned prior to attaining age 18 years shall be disregarded for purposes of determining vesting under the plan:

        [ ]      Yes.

        [X]      No.


38.     NORMAL RETIREMENT AGE.  For each participant, normal retirement age is:

        [X]      (a)     Age    65     (not to exceed 65)

        [ ]      (b)     The later of:

                 (i)     age ____ (not to exceed 65)

                 (ii) the ____ (not to exceed 5th) anniversary of the participation commencement date.


39.     EARLY RETIREMENT.  The plan provides for early retirement at or after
        age ______ years and after      completing ____ years of service.

        [ ]     Yes.    (If you select this option, you must fill in the early
                        retirement age and service requirement above.)

        [X]     No.


40. JOINT AND SURVIVOR ANNUITY. Benefits under the plan are subject to the joint and survivor annuity requirements. (Once you respond to this statement and select the optional form(s) of benefit, you cannot later amend the plan or adoption agreement to change your response or remove the option as to existing accounts.)

        [X]      (a)     No.  Lump sum is normal form of benefit.  Optional
                         form(s) of benefit, if any:

                 [ ]     Installment payment.

                 [ ] Joint and survivor annuity. (If you select this option, the joint and survivor annuity requirements of
                         Section 11 of the plan will apply to this form of benefit).

        [ ]      (b)     Yes.  Joint and survivor annuity is normal form of
                         benefit.  Optional form(s) of benefit:

                 [ ]     (i)       Lump sum payment.

                 [ ]     (ii)      Installment payment.


41. INSTALLMENTS FOR BENEFICIARIES. Participants may select an installment method of payment for their beneficiaries.

        [ ] Yes.

        [X] No.


42.     PROTECTED BENEFITS.
        ------------------

        [ ] Benefits under the plan are payable under another distribution option that is a "protected benefit" under
                 Section 411(d)(6) of the Internal Revenue Code. [Check this box if the plan is a restatement, continuation, transferee, etc. of another plan under which benefits were payable in a form not selected in items 40 and 41. Attach a separate page identifying the protected distribution option(s).]

LOANS AND WITHDRAWALS
---------------------

43. LOANS. Loans to participants under subsection 12.4 of the plan are permitted.

        [X]    Yes.

        [ ]    No.

44. HARDSHIP WITHDRAWALS. Hardship withdrawals of participants' compensation deferral contributions shall be permitted (subsection 12.5).

        [X]    Yes.

        [ ]    No.

45. PRE-TERMINATION DISTRIBUTIONS. In addition to withdrawals described in item 44 and subsection 12.1 of the plan, if any, pre-termination distributions of account balances that are 100% vested (subsection 12.2) are permitted. [Select one]

        [ ]    (a)     No.

        [X]    (b)     Yes, after attaining age 59-1/2.

        [ ]    (c)     Yes [except for compensation deferral contribution
                       accounts and employer contributions treated as qualified matching contributions or qualified nonelective employer contributions (and earnings thereon), if any] after both attaining age ____ and completing ____ years of participation in the plan (specify 5 or more).

LIMITATION ON ALLOCATIONS (Section 17 of the plan)
-------------------------

46. OTHER QUALIFIED PLANS MAINTAINED. If the employer maintains or ever maintained another qualified plan in which any participant in this plan is (or was) a participant or could become a participant, the employer must complete this item if it desires to apply the Code Section 415 limits in a manner other than as provided in Section 17 of the plan. The employer must also complete this item if it maintains a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any participant.

        [ ]      (a)     Other Defined Contribution Plan(s) Maintained.  If
                         the employer maintains other qualified defined contribution plans other than a master or prototype plan, any excess amount shall be considered attributable to amounts last allocated to such other plans and shall be handled in the manner provided for in such plans as follows:








        [Provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts in a manner that precludes employer discretion.]

        [ ]      (b)     DEFINED BENEFIT PLAN(S) MAINTAINED.  If the employer
                         maintains, or at any time maintained, one or more qualified defined benefit plans and the sum of the defined contribution fraction and the defined benefit fraction with respect to any participant for a limitation year exceeds 1.0, the 1.0 limitation under subsection 17.11 will be met by limiting the annual addition to this plan as provided for in subsection
                         17.4 for the limitation years so that the sum of the defined contribution fraction and the defined benefit fraction do not exceed 1.0. If in any limitation year the 1.0 limitation would be exceeded, the limitation will be satisfied as follows:






        [Provide the method under which the 1.0 limitation will be satisfied, in a manner that precludes employer discretion.]


PREDECESSOR EMPLOYER
--------------------

47.     EMPLOYMENT WITH PREDECESSOR EMPLOYER.
        ------------------------------------

        [ ] Employment with the following "predecessor employers" (as described in subsection 2.22) shall be considered employment with the employer for the periods and purposes of the plan set forth below:


                 ---------------------------------------

                 ---------------------------------------



MINIMUM CONTRIBUTION (TOP-HEAVY) (Section 19 of the plan)
--------------------------------

48. DEFINED BENEFIT PLAN MAINTAINED - 4% MINIMUM. The minimum employer contribution figure specified under subsections 19.6 and 19.8 of the plan will be 4 percent in order to preserve the method of calculating the defined benefit and defined contribution fractions under subsection
        17.12 of the plan.

        [ ]      Yes.

        [ ]      No.


49. MINIMUM BENEFIT UNDER OTHER EMPLOYER PLAN. The minimum employer contribution or benefits required under Section 19 of the plan will be provided to participants under another plan or plans maintained by the employer.

        [ ]      Yes.

        [ ]      No.
        The plan provides that, in the event the plan becomes top heavy, a minimum contribution will be made by the employer, unless you specify that such contributions (or a minimum benefit) will be provided for all participants under another plan maintained by the employer.

50. DEFINED BENEFIT PLAN - ACTUARIAL ASSUMPTIONS. If the employer maintains any defined benefit plan, the actuarial assumptions utilized under such plan are as follows (subparagraph 19.2(c) of the plan):


                                     N/A



        [Provide the interest rate and mortality factors used to determine the present value of accrued benefits. If the employer does not maintain a defined benefit plan, specify "N/A".]

The failure to properly complete the elections in this Adoption Agreement could result in disqualification of the plan.

Only those elections that are completed shall be considered as provisions applicable to and forming a part of the plan.

This Adoption Agreement may only be used in conjunction with basic plan document 01.

Terms used in this Adoption Agreement which are defined in State Street Solutions Prototype Defined Contribution Plan shall have the meaning given them therein.

The employer hereby acknowledges that it is adopting this profit sharing plan as part of State Street Solutions Prototype Defined Contribution Plan Program (the "program"). To the extent that federal legislation or other changes in the law relating to employee benefit plans requires that the plan be amended, the sponsor will amend the plan and furnish amended copies to the employer for adoption as long as the employer is part of the program. The sponsor will inform the employer of any amendment made to the plan or of the discontinuance or abandonment of the plan by the sponsor. If the employer declines to adopt an amendment furnished by the sponsor to comply with legal changes, the employer will no longer be considered part of the program. The employer may amend the plan or trust by giving notice to the sponsor in writing, but such amendment will remove the employer from the program. The preceding sentence shall not apply to the employer's addition of overriding plan language to this adoption agreement, where such language is necessary to satisfy Sections 415 or 416 of the Internal Revenue Code because of the required aggregation of multiple plans; provided that the employer must obtain a determination letter in order to continue reliance on the plan's qualified status. The sponsor reserves the right to discontinue the Prototype Plan at any time by giving the employer 60 days' prior written notice. The sponsor's address and telephone number are State Street Bank and Trust Company, Two International Place, Boston, Massachusetts 02110, (617) 654-6008.

The employer may not rely on the notification letter issued to the sponsor by the Internal Revenue Service with respect to the qualification of the plan and should apply to the appropriate Key District Director of the Internal Revenue Service for a determination as to the qualification of the plan as adopted by the employer.


                            *         *          *

        The undersigned duly authorized owner, partner, or officer of the employer hereby executes the plan and trust on behalf of the employer.

                 Dated this          day of                       , 199       .
                            --------         -------------------       -------

                                     ---------------------------
                                            Employer

                                     By
                                        ------------------------
                                      Its
                                          ----------------------

     The undersigned hereby consents to the adoption of the plan by the employer.

                 Dated this          day of                       , 199       .
                            --------         -------------------       -------

                              STATE STREET BANK AND TRUST COMPANY


                              By
                                  ---------------------------
                                 Title
                                       ---------------------------

                           STATE STREET SOLUTIONS
                          ------------------------
                    PROTOTYPE DEFINED CONTRIBUTION TRUST
                    ------------------------------------

                              TABLE OF CONTENTS
                              -----------------
                                                                    PAGE
                                                                    ----
ARTICLE I                                                              1
---------
  Introduction                                                         1
  ------------
    Name                                                               1
    ----
    Purpose                                                            1
    -------
    Controlling Law                                                    1
    ---------------
    Use of Terms                                                       1
    ------------

ARTICLE II                                                             2
----------
  Fiduciary Responsibility                                             2
  ------------------------

ARTICLE III                                                            2
-----------
  The Trust Fund and Its Administration                                2
  -------------------------------------
    The Trust Fund                                                     2
    --------------
    Plan Administration                                                2
    -------------------
    General Powers                                                     2
    --------------
    Investment Manager Accounts                                        8
    ---------------------------
    Investment Options                                                 9
    ------------------
    Participant Directed Brokerage Accounts                            9
    ---------------------------------------
    Employer Stock Accounts                                           10
    -----------------------
    Employer Managed Investment Accounts                              10
    ------------------------------------
    Trustee Managed Investment Accounts                               10
    -----------------------------------
    Compensation and Expenses                                         10
    -------------------------
    Limit of Trustee's Responsibility                                 11
    ---------------------------------

ARTICLE IV                                                            11
----------
  General Provisions                                                  11
--------------------
    Action by Employer                                                11
    ------------------
    Warranty                                                          11
    --------
    Disagreement as to Acts                                           11
    -----------------------
    Courts                                                            11
    ------
    Evidence                                                          11
    --------
    Third Parties                                                     12
    -------------
    No Reversion in Employer                                          12
    ------------------------
    Interests Not Transferable                                        12
    --------------------------
    Indemnification                                                   13
    ---------------
    Litigation by Participants                                        13
    --------------------------
    Liabilities Mutually Exclusive                                    13
    ------------------------------
    Waiver of Notice                                                  13
    ----------------
    Counterparts                                                      13
    ------------
    Gender and Number                                                 13
    -----------------
    Successors                                                        13
    ----------
    Severability                                                      14
    ------------
    Statutory References                                              14
    --------------------
    Discretion of the Trustee Binding                                 14
    ---------------------------------

                                     -i-

                                                                    PAGE
                                                                    ----
    Duration of Trust                                                 14
    -----------------
    No Liability for Acts of Predecessor and Successor Trustees       14
    -----------------------------------------------------------

ARTICLE V                                                             14
---------
  Amendment, Termination and Change of Trustee                        14
  --------------------------------------------
    Amendment By Sponsor                                              14
    --------------------
    Amendment By Employer                                             15
    ---------------------
    Termination                                                       15
    -----------
    Resignation and Removal of Trustee                                15
    ----------------------------------

ARTICLE VI                                                            16
----------
  Incorporation of Collective Investment Trusts                       16
  ---------------------------------------------


                           STATE STREET SOLUTIONS
                           ----------------------
                    PROTOTYPE DEFINED CONTRIBUTION TRUST
                    ------------------------------------


                                  ARTICLE I
                                  ---------

                                Introduction
                                ------------

        I-1. NAME. The trust set forth herein (the "trust") may be referred to as "State Street Solutions Prototype Defined Contribution Trust".


        I-2. PURPOSE. This trust agreement is intended to implement and form a part of State Street Solutions Prototype Defined Contribution Plan (the "plan") as adopted by the employer thereunder and sponsored by State Street Bank and Trust Company (the "sponsor"). By signing the adoption agreement, the employer has executed and become a party to this trust agreement, and the provisions of and benefits under the plan, as so adopted by the employer, are subject to the terms and conditions of this trust agreement. State Street Bank and Trust Company shall serve as "trustee" pursuant to this trust agreement. The trust is established, operated and maintained in the United States of America exclusively for the investment and reinvestment of funds contributed under the plan.


        I-3. CONTROLLING LAW. Except to the extent superseded by laws of the United States, the laws of the Commonwealth of Massachusetts shall be controlling in all matters relating to this agreement.


        I-4. USE OF TERMS. The terms "employer," "adoption agreement," and "administrator," and words and phrases used and defined for purposes of the plan are similarly used and defined for purposes of this trust. The terms "trust," "agreement," "herein," "hereunder," and similar terms mean this agreement and do not include the plan; but, unless qualified by the context or otherwise defined in this agreement, a word, term or phrase defined in this agreement is similarly defined for purposes of the plan.

                                 ARTICLE II
                                 ----------

                          Fiduciary Responsibility
                          -------------------------

        The employer, the administrator, the trustee, any investment manager appointed pursuant to paragraph III-4, and any other fiduciaries with respect to the plan or trust shall discharge their duties thereunder solely in the interest of participants and beneficiaries, for the exclusive purpose of providing their benefits and defraying reasonable expenses of plan and trust administration, with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

                                 ARTICLE III
                                 -----------

                    The Trust Fund and Its Administration
                    -------------------------------------

        III-1. THE TRUST FUND. The "trust fund" as at any date means all property then held by the trustee under this agreement.

        III-2. PLAN ADMINISTRATION. The plan is administered by the "administrator", as designated by the employer in its adoption agreement for the plan. The employer has also engaged the sponsor and its affiliates and agents (the "recordkeeper") to provide certain administrative services with re-spect to the plan, including but not limited to maintaining participant accounts for all contributions, loans and loan repayments, rollovers, and other deposits made for the purpose of determining how such deposits are to be allocated to the investment funds of the plan, for determining requirements for transfers among investment funds in accordance with the terms of the plan, for maintaining participant records for the purpose of voting or tendering shares in an investment fund, for distributing information about the investment funds provided for under the plan, and for distributing participant statements at periodic intervals. The trustee may rely upon a certification of the administrator or the recordkeeper with respect to any instruction, direction or approval of the administrator or the recordkeeper. The trustee shall be fully protected in acting upon any instrument, certificate, or paper of the employer, the administrator or the recordkeeper, believed by it to be genuine and to be signed or presented by any authorized person, and the trustee shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing but may accept the same as fully authorized by the employer, the administrator or the recordkeeper, as the case may be. References in this agreement to actions by the administrator shall include similar actions by the recordkeeper.


        III-3. GENERAL POWERS. With respect to the management and control of the assets of the trust fund, the trustee shall have and exercise investment power and authority (i) over Trustee Managed Investment Accounts as provided in paragraph III-9,
(ii) upon the direction of the administrator or named fiduciary with respect to an Employer Managed Investment Account under paragraph III-8, (iii) upon the direction of a participant with respect to a Participant Directed Brokerage Account under paragraph III-6, and (iv) upon the direction of an investment manager with respect to an Investment Manager Account under paragraph III-4. Subject to the preceding sentence, the trustee shall have the following powers, rights and duties in addition to those provided elsewhere in this agreement, the plan or by law:

        (a) To acquire and become the policyholder under group annuity contracts issued by a legal reserve life insurance company; and to manage, sell, contract to sell, grant options to purchase, convey, exchange, transfer, abandon, improve, repair, insure, lease for any term (although commencing in the future or extending beyond the term of this trust) and otherwise deal with all property, real or personal, in such way, for such considerations, and on such terms and conditions as the trustee decides.

        (b) To retain in cash such amounts as the trustee considers advisable and as are permitted by applicable law; to invest and reinvest part or all of the balance of the trust fund in stocks, bonds, notes, mortgages, mutual fund shares or other property of any kind, real or personal, including one or more group annuity, deposit administration or separate account contracts issued by a legal reserve life insurance company; and to diversify such investments so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

        (c) To deposit cash in any depositary (including the banking department of the trustee) without liability for interest and, without limiting the generality of the foregoing, to invest cash in savings accounts or time certificates of deposit bearing a reasonable rate of interest in the banking department of the trustee.

        (d) To trade in financial options and futures, including index options and options on futures and to execute in connection therewith such account agreements and other agreements including contracts for the exchange of interest rates, or investment performance, currencies or other notional principal contracts in such form and upon such terms as an investment manager or the administrator shall direct.

        (e) To make any payment or distribution from the trust fund as directed by the administrator without inquiring as to whether a payee or distributee is entitled thereto or as to whether it is proper, and the trustee shall not be liable for a payment or dis-tribution made as directed by the administrator without notice or knowledge that the payment or distribution is not proper under the terms of the plan or this agreement; and to notify the administrator if a payment or distribution is returned to the trustee, and the trustee shall have no obligation to search for or ascertain the whereabouts of a payee or distributee.

        (f) To the extent permitted by law, to borrow from anyone, with the employer's approval, such sum or sums from time to time as the trustee considers desirable to carry out this trust, and to mortgage or pledge all or part of the trust fund as security, provided that the trustee shall not borrow to acquire employer securities (as described in paragraph III-7), or pledge employer securities held under the trust as security for any loan.

        (g) To retain any funds or property subject to any dispute without liability for interest and to decline to make payment or delivery thereof until final adjudication by a court of competent jurisdiction or until an appropriate release is obtained.

        (h) To begin, maintain or defend any litigation necessary in connection with the administration of the plan or this trust, except that, unless otherwise required by law, the trustee shall not be obliged or required to do so unless indemnified to the trustee's satisfaction.

        (i)  To compromise, contest, arbitrate or abandon claims or demands.


        (j) Except to the extent otherwise required by the Code or ERISA or agreed to between the trustee and the employer, or as provided in paragraph III-7 with respect to employer securities, to give proxies to vote stocks and other voting securities, to join in or oppose (alone or jointly with others) voting trusts, mergers, consolidations, foreclosures, reorganizations, liquidations, or other changes in the financial structure of any corporation, and to exercise or sell stock subscription or conversion rights, only as directed by the person or entity with investment authority over such stock or security.

        (k) To hold securities or other property in the name of a nominee, in a depositary, or in any other way, with or without disclosing the trust relationship; provided, however, that except as authorized by regulations issued by the Secretary of Labor, the indicia of ownership of the assets of the trust fund shall not be maintained outside the jurisdiction of the district courts of the United States.

        (l) To report to the employer and the administrator on each accounting date under the plan, or as soon thereafter as practicable, or at such other times as may be agreed to by the employer or administrator and the trustee, the then net worth of the trust fund (that is, the fair market value of all assets com-prising the trust fund, less liabilities, if any, other than liabilities to persons entitled to benefits under the plan) determined on the basis of such evidence, data or information as the trustee considers pertinent and reliable.



        (m) To furnish to the employer and the administrator an annual account or an account for such other period as may be agreed to by the employer or the administrator and the trustee, or as may be required under this agreement or the plan, showing all investments, receipts, disbursements, and other transactions involving the trust during the accounting period, and also showing the assets of the trust fund held at the end of the period, which, to the extent permitted by law, shall be conclusive on all persons, including the employer, except as to any act or transaction as to which the employer or the administrator files with the trustee written exceptions or objections within sixty days after receipt of the account.

        (n) To pay out of the trust fund all real and personal property taxes, income taxes and other taxes of any and all kinds levied or assessed under existing or future laws against the trust fund.

        (o) To maintain records and accounts reflecting all receipts and disbursements under this agreement and such other records and accounts as may be agreed to by the employer or the administrator and the trustee, all of which shall be open to the inspection of the employer or the administrator at all reasonable times, and may be audited from time to time by anyone named by the employer or the administrator.

        (p)  To employ agents, attorneys, accountants or other persons
             (who also may be employed by the employer) and to delegate to them such powers as the trustee considers desirable (except that the trustee may not delegate its responsibilities as to the management or control of the assets of the trust fund), provided that such delegation, and the acceptance thereof, by such agents, attorneys, accountants or other persons, shall be in writing; and, to the extent permitted by law, the trustee shall be protected in acting or refraining from acting on the advice of persons so employed without court action.

        (q) To appoint a bank, trust company, or broker or dealer registered under the Securities Exchange Act of 1934 to act as custodian with respect to any portion of the trust fund; and a custodian so appointed shall have custody of such assets as are deposited with it and as custodian such rights, powers and duties with respect thereto as shall be agreed upon from time to time by the trustee and such custodian.

        (r) To furnish the employer with such information in the trustee's possession as the employer may need for tax or other purposes.

        (s) At the direction of the employer or the administrator, to receive, hold and invest any funds or other property transferred to the trustee from:

             (i) any other trust forming a part of a plan intended to meet the requirements of Section 401(a) of the Code;

             (ii) an employee of the employer if such funds or property qualify as a rollover described in Section 402(c) of the Code; or


             (iii) an individual retirement account or individual
                   retirement annuity maintained by an employee of the employer, if such funds or property qualify as a rollover contribution described in Section 408(d)(3) of the Code; and to allocate, credit and distribute any such funds and other property so transferred in accordance with the terms of the plan.


        (t) To transfer all or any portion of the trust fund to another trust or trusts forming a part of a plan or plans that are intended to meet the requirements of Section 401(a) of the Code, as directed by the administrator.

        (u)  To transfer an eligible rollover distribution described in
             Section 402(c)(4) of the Code directly to an eligible retirement plan described in Section 402(c)(8)(B) of the Code, as directed by the administrator.

        (v) To perform any and all other acts which in the trustee's judgment are necessary or appropriate for carrying out its duties under this agreement.

The trustee shall transmit promptly to the administrator or the investment manager, as the case may be, all notices of conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other rights or powers relating to any of the securities in the trust fund, which notices are received by the trustee from its agents or custodians, from issuers of the securities in question and from the party (or its agents) extending such rights. The trustee shall have no obligation to determine the existence of any conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other right or power relating to any of the securities in the trust fund of which notice was given prior to the purchase of such securities by the trust fund, and shall have no obligation to exercise any such right or power unless the trustee is informed of the existence of the right or power.

The trustee shall not be liable for any untimely exercise or assertion of such rights or powers described in the paragraph immediately above in connection with securities or other property of the trust fund at any time held by it unless (i) it or its agents or custodians are in actual possession of such securities or property and (ii) it receives directions to exercise any such rights or powers from the administrator or an investment manager, as the case may be, and both (i) and (ii) occur at least three business days prior to the date on which such rights or powers are to be exercised.



If the trustee is directed by the administrator or an investment manager to purchase securities issued by any foreign government or agency thereof, or by any corporation or other entity domiciled outside of the United States, it shall be the responsibility of the administrator or investment manager, as the case may be, to advise the trustee in writing with respect to any laws or regulations of any foreign countries or any United States territory or possession which shall apply in any manner whatsoever to such securities, including, without limitation, receipt by the trustee of dividends, interest or other distributions on such securities.



All Investment Company shares shall be registered in the name of the trustee or its nominee. Subject to any requirement of applicable law, the trustee will transmit to the administrator copies of any notices of shareholders' meetings, proxies and proxy-soliciting materials, prospectuses and the annual or other reports to shareholders, with respect to Investment Company shares held in the trust. The trustee shall act in accordance with appropriate directions received from the administrator with respect to matters to be voted upon by the shareholders of the Investment Company. Such directions must be in writing on a form approved by the trustee, signed by the addressee and delivered to the trustee within the time prescribed by it. The trustee will not vote Investment Company shares as to which it receives no written directions. For the purposes of this paragraph, Investment Company means a registered investment company provided that its prospectus offers its shares under the plan.

        III-4. INVESTMENT MANAGER ACCOUNTS. The employer may appoint one or more investment managers to manage the investment of any part or all of the assets of the trust fund. Except as otherwise provided by law, the trustee shall have no obligation for investment of any assets of the trust fund which are subject to management by an investment manager. Appointment of an investment manager shall be made by written notice to the investment manager and the trustee, which notice shall specify those powers, rights and duties of the trustee under this agreement that are allocated to the investment manager and that portion of the assets of the trust fund subject to investment management. An investment manager so appointed pursuant to this paragraph shall be either a registered investment adviser under the Investment Advisers Act of 1940, a bank, as defined in said Act, or an insurance company qualified to manage, acquire and dispose of the assets of the plan under the laws of more than one state of the United States. Any such investment manager shall acknowledge to the employer in writing that it accepts such appointment and that it is a fiduciary with respect to the plan and trust. An investment manager may resign at any time upon written notice to the trustee and the employer. The employer may remove an investment manager at any time by written notice to the investment manager and the trustee.

The trustee shall have no liability (i) for the acts or omissions of any investment manager (except to the extent the trustee itself is serving as investment manager); (ii) for following directions, including investment directions of an investment manager (other than the trustee) or the employer or named fiduciary, which are given in accordance with this trust agreement; (iii) for failing to act in the absence of investment manager direction; or (iv) for any loss of any kind which may result by reason of the manner of division of the trust fund or investment fund into investment accounts.

An investment manager shall certify, at the request of the trustee, the value of any securities or other property held in any investment account managed by such investment manager, and such certification shall be regarded as a direction with regard to such valuation. The trustee shall be entitled to conclusively rely upon such valuation for all purposes under this trust agreement.




Except as otherwise provided in this trust agreement, the investment manager of an investment account shall have the power and authority, to be exercised in its sole discretion at any time and from time to time, to issue orders for the purchase or sale of securities directly to a broker. Written notification of the issuance of each such order shall be given promptly to the trustee by the investment manager and the confirmation of each such order shall be confirmed to the trustee by the broker. Unless otherwise directed by the investment manager, such notification shall be authority for the trustee to pay for securities purchased or to deliver securities sold as the case may be. Upon the direction of the investment manager, the trustee will execute and deliver appropriate trading authorizations, but no such authorization shall be deemed to increase the liability or responsibility of the trustee under this trust agreement.

        III-5. INVESTMENT OPTIONS. The employer from time to time and in accordance with provisions of the plan, may direct the trustee, with the trustee's consent, to establish one or more separate investment options within the trust fund, each separate option being hereinafter referred to as an "investment fund", which may be invested in (i) shares of investment companies registered under the Investment Company Act of 1940, (ii) collective funds maintained by a bank or trust company, (iii) various classes of securities of the employer, (iv) participant directed brokerage accounts, (v) pools of insurance contracts, (vi) funds managed by a registered investment manager, bank or insurance company, (vii) accounts managed by named fiduciaries for the plan; and (viii) other investment options available from time to time under the plan. The trustee shall have no liability for any loss of any kind which may result by reason of the manner of division of the trust fund into investment funds, or for the investment management of these accounts, except as provided in paragraph III-9 respecting a trustee managed investment account, if any. The trustee shall transfer to each such investment fund such portion of the assets of the trust fund as the employer or the administrator directs. The trustee shall not incur any liability on account of following any direction of the employer or the administrator, and the trustee shall be under no duty to review the investment guidelines, objectives and restrictions so established. To the extent that directions from the employer or the administrator to the trustee represent investment instructions of the plan's participants, the trustee shall have no responsibility for such investment elections and shall incur no liability on account of the direct and necessary results of investing the assets of the trust fund in accordance with such participant investment instructions.



        All interest, dividends and other income received with respect to, and any proceeds received from the sale or other disposition of, securities or other property held in an investment fund shall be credited to and reinvested in such investment fund. All expenses of the trust fund which are allocable to a particular investment fund shall be so allocated and charged. Subject to the provisions of the plan, the employer may direct the trustee to eliminate an investment fund or funds, and the trustee shall thereupon dispose of the assets of such investment fund and reinvest the proceeds thereof in accordance with the directions of the administrator.


        III-6. PARTICIPANT DIRECTED BROKERAGE ACCOUNTS. The trustee shall, if so directed by the employer, segregate all or a portion of the trust fund held by it into one or more separate investment accounts to be known as "Participant Directed Brokerage Accounts". Whenever a participant is directing the investment and reinvestment of a Participant Directed Brokerage Account, the participant shall have the powers and duties which an investment manager would have under this trust agreement if an investment manager were then serving, and the trustee shall be protected to the same extent as it would be protected under this trust agreement as to directions or the absence of directions of an investment manager. A participant shall be entitled to give orders directly to a broker for the purchases and sale of securities. The broker shall provide confirmation of each order to both the participant and to the administrator, which shall maintain records in such form as to satisfy reporting requirements of the plan.

        III-7. EMPLOYER STOCK ACCOUNTS. The employer may direct the trustee, with the trustee's consent, to establish one or more investment funds substantially all of the assets of which shall be invested in securities which constitute "qualifying employer securities" within the meaning of Section 407 of ERISA (an "Employer Stock Account"). It shall be the duty of the employer to determine that such investment is not prohibited by Sections 406 or 407 of ERISA. In addition, during any time when there is no investment manager with respect to an Employer Stock Account (such as before an investment management agreement takes effect or after it terminates), the administrator shall direct the investment and reinvestment of such Employer Stock Account. Except to the extent otherwise required by the Code or ERISA or agreed to between the trustee and the employer, the trustee shall exercise all voting or tender or exchange offer rights with respect to all qualifying employer securities held by it in an Employer Stock Account only as directed by the administrator.


        III-8. EMPLOYER MANAGED INVESTMENT ACCOUNTS. The trustee shall, if so directed in writing by the employer, segregate all or a portion of the trust fund held by it into one or more separate investment accounts to be known as "Employer Managed Investment Accounts". The employer, by written notice to the trustee, may at any time relinquish its powers under this paragraph III-8 and direct that an Employer Managed Investment Account shall no longer be maintained. Whenever the administrator or named fiduciary is directing the investment and reinvestment of an investment account or an Employer Managed Investment Account, the administrator or named fiduciary shall have the powers and duties which an investment manager would have under this trust agreement if an investment manager were then serving, and the trustee shall be protected to the same extent as it would be protected under this trust agreement as to directions or the absence of directions of an investment manager.





        III-9. TRUSTEE MANAGED INVESTMENT ACCOUNTS. The trustee shall have no duty or responsibility to direct the investment and reinvestment of the trust fund, any investment fund or any investment account unless expressly agreed to in writing between the trustee and the Employer. In the event that the trustee enters into such an agreement, it shall have the powers and duties of an investment manager under this trust agreement with regard to such investment account.


        III-10. COMPENSATION AND EXPENSES. Except as otherwise provided below in this agreement, all reasonable costs, charges, and expenses incurred in the administration of this trust and the plan, including compensation to the trustee (as agreed upon between the employer and the trustee), compensation to an investment manager (as agreed upon between the employer and the investment manager), and any compensation to agents, attorneys, accountants and other persons employed by the trustee, will be paid from the trust fund to the extent not paid by the employer. Expenses incurred in connection with the sale, investment and reinvestment of the trust fund (such as brokerage, postage, express and insurance charges and transfer taxes) shall be paid from the trust fund.


        III-11. LIMIT OF TRUSTEE'S RESPONSIBILITY. No power, duty or responsibility is imposed upon the trustee under the plan, except as set forth in this agreement. Until they determine or are advised to the contrary, the trustee and any investment manager (appointed as provided in paragraph III-4) may assume that this trust is qualified under Section 401(a), and is entitled to tax exemption under Section 501(a), of the Code.



                                  ARTICLE IV
                                  ----------

                              General Provisions
                              ------------------

        IV-1. ACTION BY EMPLOYER. Any action required or permitted to be taken by the employer under the trust shall be by resolution of its Board of Directors, by resolution of a duly authorized committee of its Board of Directors, or by a person or persons authorized by resolution of its Board of Directors or such committee, if the employer is a corporation; by written instrument signed by its managing partner or partners, or by a person or persons authorized by such managing partner or partners, if the employer is a partnership; and by written instrument signed by the employer, if the employer is a sole proprietor.


        IV-2. WARRANTY. The employer warrants that all directions or authorizations by it or by the administrator, whether for the payment of money or otherwise, will comply with the plan and this trust.


        IV-3. DISAGREEMENT AS TO ACTS. If there is a disagreement between the trustee and anyone as to any act or transaction reported in any accounting, the trustee shall have the right to a settlement of its account by any proper court.


        IV-4. COURTS. Except as otherwise provided by law, in case of any court proceedings involving the employer, the trustee or the trust fund, only the employer and the trustee shall be necessary parties to the proceedings, and no other person shall be entitled to notice of process. A final judgment entered in any such proceedings shall be conclusive.


        IV-5. EVIDENCE. Evidence required of anyone under this agreement may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

        IV-6. THIRD PARTIES. Except as otherwise provided by law, the trustee's exercise or non-exercise of its powers and discretions in good faith shall be conclusive on all persons. No one shall be obliged to see to the application of any money paid or property delivered to the trustee, except to the extent such person is acting as an investment manager as respects such money or property. The certificate of the trustee that it is acting according to this agreement will fully protect all persons dealing with the trustee. An insurance company may assume that this agreement and the plan have not been amended or changed unless notice of such amendment or change is received by the insurance company at its home office.


        IV-7. NO REVERSION IN EMPLOYER. The employer shall have no right, title or interest in the trust fund, nor shall any part of the trust fund revert or be repaid to the employer, directly or indirectly, unless:

        (a) the Internal Revenue Service initially determines that the plan does not meet the requirements of Section 401(a) of the Code, in which event the contributions made to the plan by the employer shall be returned to it within one year after the adverse determination;

        (b) a contribution is made by the employer by mistake of fact and such contribution is returned to the employer within one year after payment to the trustee; or

        (c) a contribution conditioned on the deductibility thereof is disallowed as an expense for federal income tax purposes and such contribution (to the extent disallowed) is returned to the employer within one year after the disallowance of the deduction.

Contributions may be returned to the employer pursuant to subparagraph
(a) above only if they are conditioned upon initial qualification of the plan, and an application for determination was made by the time prescribed by law for filing the employer's Federal income tax return for the taxable year in which the plan was adopted (or such later date as the Secretary of the Treasury may prescribe). The amount of any contribution that may be returned to the employer pursuant to subparagraph (b) or (c) above must be reduced by any portion thereof previously distributed from the trust fund and by any losses of the trust fund allocable thereto, and in no event may the return of such contribution cause any participant's account balances to be less than the amount of such balances had the contribution not been made under the plan. The employer shall have sole responsibility for determining whether any of the conditions for repayment of contributions under subparagraphs (a) through (c) above have been met.


        IV-8. INTERESTS NOT TRANSFERABLE. The interests of persons entitled to benefits under the plan are not subject to their debts or other obligations and, except as may be required by a qualified domestic relations order as defined in
Section 414(p) of the Code, may
not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered.


        IV-9. INDEMNIFICATION. To the extent permitted by applicable law, the employer shall indemnify and save harmless the trustee for and from any loss or expense (including reasonable attorneys' fees) arising (a) out of an authorized action hereunder taken in good faith by the trustee or any matter as to which this agreement provides that the trustee is directed, protected, not liable, or not responsible, or (b) by reason of any breach of any statutory or other duty owed to the plan by the employer, the administrator, or any investment manager or any delegate of any of them (and for the purposes of this sentence the trustee shall not be considered to be such a delegate), whether or not the trustee may also be considered liable for that other person's breach under the provisions of Section 405(a) of ERISA.


        IV-10. LITIGATION BY PARTICIPANTS. If a legal action begun against the trustee or the employer by or on behalf of any person results adversely to that person, or if a legal action arises because of conflicting claims to a participant's or other person's benefits, the cost to the trustee or the employer of defending the action will be charged to the extent permitted by law to the sums, if any, which were involved in the action or were payable to the person concerned.


        IV-11. LIABILITIES MUTUALLY EXCLUSIVE. To the extent permitted by law, the trustee, an investment manager and the employer shall be responsible only for its own acts or omissions and the trustee shall not be required to collect any contribution from the employer or any other person or to verify that it is in the proper amount. No insurance company shall be a party to this agreement for any purpose or be responsible for the validity of this agreement, it being intended that an insurance company shall be liable only for the obligations set forth in the contracts issued by it.


        IV-12. WAIVER OF NOTICE. Any notice required under this agreement may be waived by the person entitled to such notice.


        IV-13. COUNTERPARTS. This agreement may be executed in two or more counterparts, any one of which will be an original without reference to the others.


        IV-14. GENDER AND NUMBER. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular.


        IV-15. SUCCESSORS. This agreement shall be binding on all persons entitled to benefits under the plan and their respective heirs and legal representatives, on the employer and its successors and assigns and on the trustee and its successors. The term "employer" as used in the plan and this agreement includes any entity that continues the plan and this trust in effect, as provided in the plan.

        IV-16. SEVERABILITY. If any provision of the plan or this agreement is held to be illegal or invalid, such illegality or invalidity shall not affect the remaining provisions of the plan and this agreement, and they shall be construed and enforced as if such illegal or invalid provision had never been inserted therein.



        IV-17. STATUTORY REFERENCES. Any references in the plan or this agreement to a Section of the Internal Revenue Code (the "Code"), the Employee Retirement Income Security Act of 1974 ("ERISA") or the Tax Reform of 1986 shall include any comparable section or sections of any future legislation which amends, supplements or supersedes said Section.


        IV-18. DISCRETION OF THE TRUSTEE BINDING. Wherever in this trust it is provided that a power may be exercised or an action taken by the trustee requiring the exercise of discretion, the exercise of discretion by the trustee in conformance with Article II of the trust shall be absolute and bind- ing on the employer and participants under the plan.


        IV-19. DURATION OF TRUST. Unless sooner terminated, the trust created under this trust agreement shall continue for the maximum period of time which the laws of the Commonwealth of Massachusetts shall permit.


        IV-20. NO LIABILITY FOR ACTS OF PREDECESSOR AND SUCCESSOR TRUSTEES. The trustee shall have no liability for the acts or omissions of any predecessors or successors in office.



                                  ARTICLE V
                                  ---------

                 Amendment, Termination and Change of Trustee
                 --------------------------------------------

        V-1. AMENDMENT BY SPONSOR. The employer, by signing the adoption agreement, authorizes and empowers the sponsor to amend the trust from time to time, subject to the following:

        (a) Except as provided in subparagraphs (b) and (c) next below, no such amendment shall become effective until at least 30 days' prior written notice thereof has been given to the employer.

        (b) An amendment of the trust made under this paragraph, which the sponsor deems necessary or appropriate to enable the trust to meet the requirements of Section 401(a) of the Code, or any future legislation amending, supplementing or superseding said Section, may be made effective as of any date the sponsor deems appropriate.

        (c) An amendment of the trust made under this paragraph to conform the trust to any change in any law of the United States, any state or political subdivision thereof, or to any rule or regulation thereunder, may take effect as of the date such amendment is required to be effective under such law, rule or regulation.

        (d) Except as provided in paragraph IV-7, under no condition shall an amendment result in the return or repayment to the employer of any part of the trust fund or the income from it or result in the distribution of the trust fund for the benefit of anyone other than persons entitled to benefits under the plan.


        V-2. AMENDMENT BY EMPLOYER. This trust may not be amended by the employer, except with the advance written consent of the trustee. Except as provided in paragraph IV-7, under no condition shall an amendment result in the return or repayment to the employer of any part of the trust fund or the income from it or result in the distribution of the trust fund for the benefit of anyone other than persons entitled to benefits under the plan.


        V-3. TERMINATION. If the plan is terminated, this trust, including all rights, titles, powers, duties, discretions and immunities imposed on or reserved to the trustee, the administrator and the employer nevertheless shall continue in effect until all assets have been distributed by the trustee as directed by the administrator under the plan. Notwithstanding the foregoing, the trustee shall not be required to pay out any assets of the trust fund upon termination of the trust until the trustee has received written certification from the administrator that all provisions of law with respect to such termination have been complied with. The trustee shall rely conclusively on such written certification, and shall be under no obligation to investigate or otherwise determine its propriety.


        V-4. RESIGNATION AND REMOVAL OF TRUSTEE. The trustee acting hereunder may resign at any time by giving thirty days' prior written notice to the employer, which notice may be waived by the employer. The employer may remove the trustee at any time upon thirty days' prior written notice to the trustee, which notice may be waived by the trustee. In case of the resignation or removal of the trustee, the employer shall promptly appoint a successor trustee, and if no successor trustee has been appointed by the effective date of the trustee's resignation, the trustee may petition a court of competent jurisdiction to appoint a successor trustee at the expense of the trust fund. Any successor trustee shall have the same powers and duties as those conferred by this agreement as if originally named trustee. The removal of a trustee and the appointment of a new trustee shall be by a written instrument delivered to the trustee. Upon the appointment of a successor trustee, the resigning or removed trustee shall transfer or deliver the trust fund to such successor trustee.


                                  ARTICLE VI
                                  ----------

                Incorporation of Collective Investment Trusts
                ---------------------------------------------

        Notwithstanding any other provisions of this agreement, the trustee or any investment manager may cause any part or all of the trust assets for which it has investment responsibility to be invested in any common, collective or commingled trust fund or pooled investment fund qualified under Section 401(a) and entitled to tax exemption under Section 501(a) of the Code. To the extent trust assets are invested in any such common, collective or commingled trust fund or pooled investment fund, the provisions of the documents under which such fund is maintained, as amended from time to time, shall govern any investment therein, and such provisions are hereby incorporated herein and made a part of this agreement.